EXHIBIT 10.12

EXECUTION VERSION

THIRD AMENDMENT dated as of November 5, 2019 (this “Amendment”), to the FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT dated as of November 25, 2014 (as amended by the Instrument of Assumption and Amendment dated as of May 16, 2016, the First Amendment dated as of November 29, 2016 and the Second Amendment dated as of June 1, 2018, the “Credit Agreement”), among ITT INC. (f/k/a ITT Corporation), an Indiana corporation (the “Company”), any BORROWING SUBSIDIARIES from time to time party hereto, the LENDERS from time to time party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Company, the Administrative Agent, each Issuing Bank, each Swingline Lender and the other Lenders party hereto, including Lenders constituting the Required Lenders and the Extending Lenders (as defined below), have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement as set forth below, including to extend the Maturity Date as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Each capitalized term used and not otherwise defined herein shall have the meaning set forth in the Credit Agreement. The provisions of Section

1.2	of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

SECTION 2. Extension of the Maturity Date. Each Person whose name appears on Schedule 1 hereto (each such Person, an “Extending Lender”), in its capacity as a Lender and, if applicable, in its capacity as an Issuing Bank and a Swingline Lender, acknowledges and agrees that, on and as of the Amendment Effective Date (as defined below), the definition of “Maturity Date” in Section 1.01 of the Credit Agreement be amended by replacing the text “November 25, 2021” with “November 25, 2022”. In furtherance of the foregoing, the parties hereto hereby agree that, as to the Extending Lenders and their respective successors and assigns (but not, if applicable, as to any Person that is a Lender on the Amendment Effective Date and is not an Extending Lender), on and as of the Amendment Effective Date, the definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “November 25, 2021” with “November 25, 2022”.

SECTION 3. Other Amendments. The Credit Agreement is further amended, effective as of Amendment Effective Date, as follows:

(a)    The following new definitions are inserted in Section 1.01 of the Credit Agreement in their proper alphabetical positions:

“Benchmark Replacement” shall mean the sum of: (a) the alternate benchmark rate (which may be a SOFR-Based Rate) that has been selected by the Administrative Agent and the Company giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate for U.S. dollar- denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement; provided further that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion.

“Benchmark Replacement Adjustment” shall mean the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Administrative Agent and the Company giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time (for the avoidance of doubt, such Benchmark Replacement Adjustment shall not be in the form of a reduction to the Applicable Percentage).

“Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” shall mean the earlier to occur of the following events with respect to the LIBO Rate:

(a)    in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the applicable Screen Rate permanently or indefinitely ceases to provide the applicable Screen Rate; or

(b)    in the case of clause (c) of the definition of “Benchmark Transition Event”, the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the LIBO Rate:

(a)a public statement or publication of information by or on behalf of the administrator of the applicable Screen Rate announcing that such administrator has ceased or will cease to provide the applicable Screen Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the applicable Screen Rate;

(b)a public statement or publication of information by the regulatory supervisor for the administrator of the applicable Screen Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the applicable Screen Rate, a resolution authority with jurisdiction over the administrator for the applicable Screen Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the applicable Screen Rate, in each case which states that the administrator of the applicable Screen Rate has ceased or will cease to provide the applicable Screen Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the applicable Screen Rate; and/or

(c)a public statement or publication of information by the regulatory supervisor for the administrator of the applicable Screen Rate announcing that the applicable Screen Rate is no longer representative.

“Benchmark Transition Start Date” shall mean (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Company, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.

“Benchmark Unavailability Period” shall mean, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder in accordance with Section 2.11 and (b) ending at the time that a Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder pursuant to Section 2.11.

“BHC Act Affiliate” means, with respect to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such Person.

“Compounded SOFR” shall mean the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Period) being established by the Administrative Agent in accordance with:

(a)the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; or

(b)if, and to the extent that, the Administrative Agent determines that Compounded SOFR cannot be determined in accordance with clause (a) above, then the rate, or methodology for this rate, and conventions for this rate that the Administrative Agent determines in its reasonable discretion are substantially consistent with any evolving or then-prevailing market convention for determining compounded SOFR for U.S. dollar-denominated syndicated credit facilities at such time;

provided that if the Administrative Agent decides that any such rate, methodology or convention determined in accordance with clause (a) or (b) above is not administratively feasible for the Administrative Agent, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement”.

“Corresponding Tenor” shall mean, with respect to a Benchmark Replacement, a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the applicable Interest Period with respect to the LIBO Rate.

“Covered Entity” means (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning assigned to such term in Section 10.23(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Early Opt-in Election” shall mean the occurrence of:
(a)(i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Company) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.11 are being amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, and

(b)(i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Company and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.

“NYFRB” shall mean the Federal Reserve Bank of New York.

“NYFRB Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to such term in Section 10.23(a).

“Relevant Governmental Body” shall mean the Board and/or the NYFRB, or a committee officially endorsed or convened by the Board and/or the NYFRB or, in each case, any successor thereto.

“SOFR” shall mean, with respect to any day, the secured overnight financing rate published for such day by the NYFRB, as the administrator of the benchmark (or a successor administrator), on the NYFRB Website.
“SOFR-Based Rate” shall mean SOFR, Compounded SOFR or Term SOFR. “Supported QFC” has the meaning assigned to such term in Section 10.23(a).
“Term SOFR” shall mean the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” shall mean the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than zero, the Unadjusted Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“US Special Resolution Regime” has the meaning assigned to such term in Section 10.23(a).

(b)     The definition of “Alternate Base Rate” in Section 1.01 of the Credit Agreement is amended by inserting the following as the penultimate sentence thereof:

“If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.11 (for the avoidance of doubt, only until any amendment has become effective pursuant to Section 2.11(b)), then for purposes of clause (c) above the Adjusted LIBO Rate shall be deemed to be zero.

(c)The definition of “Interest Period” in Section 1.01 of the Credit Agreement is amended by adding the text “(other than in the case of a Eurocurrency Borrowing denominated in Euro)” immediately following the text “2” in clause (a) thereof.

(d)The definition of “Sanctioned Person” in Section 1.01 of the Credit Agreement is amended by adding the text “or Her Majesty’s Treasury of the United Kingdom” immediately following the text “or any EU member state” in clause (a) thereof.

(e)The definition of “Screen Rate” in Section 1.01 of the Credit Agreement is amended by replacing in clause (b) thereof the text “the Banking Federation of the European Union” with “the European Money Market Institute (or any other Person that takes over the administration of such rate) as the rate at which interbank deposits in Euro are being offered by one prime bank to another within the EMU zone”.

(f)Article I of the Credit Agreement is amended by inserting the following new Sections 1.06 and 1.07 at the end thereof:

SECTION 1.06. Interest Rates; LIBOR Notification. The interest rate on a Loan denominated in Dollars or an Alternative Currency may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates referred to in the definition of the term “Screen Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including (a) any such alternative, successor or replacement rate implemented pursuant to Section 2.11(b), whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (b) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.11(b)), including whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the applicable Screen Rate or have the same volume or liquidity as did the London interbank offered rate or other rates referred to in the definition of the term “Screen Rate” prior to its discontinuance or unavailability.

SECTION 1.07. Divisions. For all purposes of this Agreement and any other Loan Document, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

(g)Section 2.11 of the Credit Agreement is amended by redesignating the current text thereof as paragraph (a) and inserting the following as paragraph (b) at the end thereof:

“(b) (i) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Company may amend this Agreement to replace the LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m., New York City time, on the fifth Business Day after the Administrative Agent has posted such proposed amendment to all Lenders, so long as the Administrative Agent has not received, by such time, written notice of objection to such proposed amendment from Lenders comprising the Required Lenders; provided that, with respect to any proposed amendment containing any SOFR-Based Rate, the Lenders shall be entitled to object only to the Benchmark Replacement Adjustment contained therein. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Lenders consent to such amendment. No replacement of LIBO Rate with a Benchmark Replacement will occur prior to the applicable Benchmark Transition Start Date.

(ii)In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii)The Administrative Agent will promptly notify the Company and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and (D) the commencement or conclusion of any Benchmark Unavailability Period.

(iv)Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A) any request pursuant to Section 2.06 for a conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a LIBOR Borrowing shall be ineffective, and, on the last day of the then current Interest Period applicable thereto, such Borrowing shall (1) if denominated in Dollars, be continued as an ABR Borrowing or (2) otherwise, be repaid, (B) any request pursuant to Section 2.04 for a LIBOR Borrowing denominated in Dollars shall be deemed to be a request for an ABR Borrowing, (C) any request pursuant to Section 2.04 for a LIBOR Borrowing denominated in an Alternative Currency shall be of no force and effect and (D) any request pursuant to Section 2.03 by any Borrower for a LIBOR Competitive Borrowing shall be of no force and effect.

(v)Any determination, decision or election that may be made by the Administrative Agent or the Lenders pursuant to this Section 2.11, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.11.”

(h)Article X of the Credit Agreement is amended by inserting the following new Section 10.23 at the end thereof:

SECTION 10.23. Acknowledgment Regarding any Supported QFCs. (a) To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States).

(b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Company and, solely as to itself, the Initial Borrowing Subsidiary represents and warrants, on and as of the Amendment Effective Date, that:

(a)This Amendment has been duly authorized, executed and delivered by it, and this Amendment and the Credit Agreement as amended hereby constitute its legal, valid and binding obligations, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)The representations and warranties set forth in Article III of the Credit Agreement (with all references therein to the “Transactions” being deemed to include the execution, delivery, performance and effectiveness of this Amendment) are true and correct on and as of the Amendment Effective Date (both before and after the effectiveness of the amendments provided for herein) in all material respects, except to the extent they expressly relate to an earlier date, in which case such representations and warranties are be true and correct in all material respects as of such earlier date.

(c)No Default or Event of Default has occurred and is continuing on and as of the Amendment Effective Date (either before or after the effectiveness of the amendments provided for herein).

SECTION 5. Effectiveness. The amendments provided for in Sections 2 and 3 hereof shall become effective on the date hereof (such date, the “Amendment Effective Date”) subject to the satisfaction of each of the following conditions precedent:

(a)The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company, the Initial Borrowing Subsidiary, each other Loan Party, the Administrative Agent, each Issuing Bank, each Swingline Lender, Lenders constituting the Required Lenders and each other Extending Lender.

(b)The Administrative Agent (or its counsel) shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties and the authorization of this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent.

(c)The Administrative Agent (or its counsel) shall have received the favorable written opinion of (i) Derek McKinney, Assistant General Counsel of the Company, (ii) Fried, Frank, Harris, Shriver & Jacobson LLP, special counsel for the Company, and (iii) Arendt & Medernach SA, Luxembourg counsel for the Initial Borrowing Subsidiary, in each case dated the Amendment Effective Date and addressed to the Administrative Agent, the Issuing Banks, the Swingline Lenders and other the Lenders and in form and substance satisfactory to the Administrative Agent.

(d)The Administrative Agent (or its counsel) shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Company, confirming the accuracy of the representations and warranties set forth in Section 4 hereof.

(e)The Administrative Agent shall have received all fees and other amounts due and payable in connection with this Amendment and, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Company under this Amendment and the Credit Agreement.

SECTION 6. Fees. The Company agrees to pay to the Administrative Agent on the Amendment Effective Date, for the account of each Lender whose name appears on Schedule 1 hereto and that executes and delivers a copy of this Amendment, an extension fee equal to 0.03% of the amount of such Lender’s Commitment under the Credit Agreement as amended hereby. The extension fee will be payable in Dollars in immediately available funds.

SECTION 7. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 8. Reaffirmation. Each Loan Party hereby consents to this Amendment and hereby agrees that, notwithstanding the effectiveness of this Amendment, its obligations (including its guarantees) under the Loan Documents to which it is a party shall continue to be in full force and effect.

SECTION 9. Effect of Amendment; No Novation. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Lenders, the Issuing Banks or the Swingline Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances, except as expressly set forth herein.

(b)On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall refer to the Credit Agreement as amended hereby and the term “Credit Agreement”, as used in each Loan Document, shall mean the Credit Agreement as so amended.

(c)This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(d)The parties hereto specifically acknowledge and agree that the extension of the Maturity Date effected pursuant to this Amendment shall not reduce the number of extensions of the Maturity Date permitted to be effected under Section 2.12(d) of the Credit Agreement; provided that the provisions of Sections 2.03(f) and 2.05(b) of the Credit Agreement shall apply to the extension of the Maturity Date effected pursuant to this Amendment as if such extension was effected under Section 2.12(d) of the Credit Agreement, mutatis mutandis.

SECTION 10. Applicable Law; Jurisdiction; Waiver of Jury Trial. THE PROVISIONS OF SECTIONS 10.06, 10.07, 10.13 AND 10.14 OF THE CREDIT AGREEMENT ARE

INCORPORATED INTO THIS AMENDMENT, MUTATIS MUTANDIS, WITH THE SAME EFFECT AS IF SET FORTH IN FULL HEREIN.

SECTION 11. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging (such as a ‘pdf’) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 12. Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 13. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ITT INC.,
by
/s/ Malcolm Miller
	Name:	Malcolm Miller
	Title:	VP, Treasury

ITT INDUSTRIES LUXEMBOURG S.Á R.L.,
by

Name:
Title:

[Signature Page to Third Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ITT INC.,
by

Name:
Title:

ITT INDUSTRIES LUXEMBOURG S.Á R.L.,
by
/s/ Ravi Patel
	Name:	Ravi Patel
	Title:	Manager

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK N.A.,
individually and as Issuing Bank, Swingline Lender
and Administrative Agent,

by
/s/ Cristina Caviness
	Name:	Cristina Caviness
	Title:	Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.

Name of Lender (with each Lender consenting
that its name be set forth on Schedule 1 to the
Third Amendment referred to above and, in the
case of any Lender that is also a Swingline Lender
and/or an Issuing Bank executing both in its
capacity as a Lender and in its capacity as a
Swingline Lender and/or an Issuing Bank): BARCLAYS BANK PLC

by
/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.

Name of Lender (with each Lender consenting
that its name be set forth on Schedule 1 to the
Third Amendment referred to above and, in the
case of any Lender that is also a Swingline Lender
and/or an Issuing Bank executing both in its
capacity as a Lender and in its capacity as a
Swingline Lender and/or an Issuing Bank): Citibank, N.A.

by
/s/ Susan Olsen
	Name:	Susan Olsen
	Title:	Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.

Name of Lender (with each Lender consenting
that its name be set forth on Schedule 1 to the
Third Amendment referred to above and, in the
case of any Lender that is also a Swingline Lender
and/or an Issuing Bank executing both in its
capacity as a Lender and in its capacity as a
Swingline Lender and/or an Issuing Bank): Wells Fargo Bank, National Association

by
/s/ Bradley Magnus
	Name:	Bradley Magnus
	Title:	Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.

Name of Lender (with each Lender consenting
that its name be set forth on Schedule 1 to the
Third Amendment referred to above and, in the
case of any Lender that is also a Swingline Lender
and/or an Issuing Bank executing both in its
capacity as a Lender and in its capacity as a
Swingline Lender and/or an Issuing Bank): BNP Paribas

by
/s/ Kirk Hoffman
	Name:	Kirk Hoffman
	Title:	Managing Director

For any Lender requiring a second signature line:

by
/s/ Monica Tilani
	Name:	Monica Tilani
	Title:	Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.

Name of Lender (with each Lender consenting
that its name be set forth on Schedule 1 to the
Third Amendment referred to above and, in the
case of any Lender that is also a Swingline Lender
and/or an Issuing Bank executing both in its
capacity as a Lender and in its capacity as a
Swingline Lender and/or an Issuing Bank): U.S. Bank National Association

by
/s/ Kenneth R. Fieler
	Name:	Kenneth R. Fieler
	Title:	Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.

Name of Lender (with each Lender consenting
that its name be set forth on Schedule 1 to the
Third Amendment referred to above and, in the
case of any Lender that is also a Swingline Lender
and/or an Issuing Bank executing both in its
capacity as a Lender and in its capacity as a
Swingline Lender and/or an Issuing Bank): The Royal Bank of Scotland plc

by
/s/ Craig Nunn
	Name:	Craig Nunn
	Title:	Senior Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.

Name of Lender (with each Lender consenting
that its name be set forth on Schedule 1 to the
Third Amendment referred to above and, in the
case of any Lender that is also a Swingline Lender
and/or an Issuing Bank executing both in its
capacity as a Lender and in its capacity as a
Swingline Lender and/or an Issuing Bank): Commerzbank AG, New York Branch

by
/s/ Michael W. Ravelo
	Name:	Michael W. Ravelo
	Title:	Managing Director

For any Lender requiring a second signature line:

by
/s/ John W. Deegan
	Name:	John W. Deegan
	Title:	Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.

Name of Lender (with each Lender consenting
that its name be set forth on Schedule 1 to the
Third Amendment referred to above and, in the
case of any Lender that is also a Swingline Lender
and/or an Issuing Bank executing both in its
capacity as a Lender and in its capacity as a
Swingline Lender and/or an Issuing Bank): ING Bank N.V., Dublin Branch

by
/s/ Sean Hassett
	Name:	Sean Hassett
	Title:	Director

For any Lender requiring a second signature line:

by
/s/ Padraig Matthews
	Name:	Padraig Matthews
	Title:	Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.

Name of Lender (with each Lender consenting
that its name be set forth on Schedule 1 to the
Third Amendment referred to above and, in the
case of any Lender that is also a Swingline Lender
and/or an Issuing Bank executing both in its
capacity as a Lender and in its capacity as a
Swingline Lender and/or an Issuing Bank): INTESA SANPAOLO S.P.A., NEW YORK

by
/s/ Francesco Calcara
	Name:	Francesco Calcara
	Title:	VP - Senior Relationship Manager

For any Lender requiring a second signature line:

by
/s/ Alessandro Toigo
	Name:	Alessandro Toigo
	Title:	Head of Corporate Desk

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT
TO FIVE-YEAR COMPETITIVE ADVANCE AND
REVOLVING CREDIT FACILITY AGREEMENT OF ITT INC.

Name of Lender (with each Lender consenting
that its name be set forth on Schedule 1 to the
Third Amendment referred to above and, in the
case of any Lender that is also a Swingline Lender
and/or an Issuing Bank executing both in its
capacity as a Lender and in its capacity as a
Swingline Lender and/or an Issuing Bank): The Northern Trust Company

by
/s/ Eric Siebert
	Name:	Eric Siebert
	Title:	Senior Vice President

[Signature Page to Third Amendment]

SCHEDULE 1

Extending Lenders

JPMorgan Chase Bank N.A.
Barclays Bank PLC
Citibank, N.A.
Wells Fargo Bank, National Association
BNP Paribas
U.S. Bank National Association
The Royal Bank of Scotland plc
Commerzbank AG, New York Branch
ING Bank N.V., Dublin Branch
Intesa Sanpaolo S.p.A., New York Branch
The Northern Trust Company